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                                                                   EXHIBIT 23.5

INDEPENDENT                          2700 E. Executive Drive, Suite 140
MINING CONSULTANTS, INC.             Tucson, Arizona 85706 USA
                                     Tel. (520) 294-9861 Fax: (520) 294-9865

               Consent Agreement - Independent Mining Consultants

We hereby consent to the use of our name and the reference to our reserve audit report in the registration statement on Form S-4 of Homestake Mining Company.

                                          INDEPENDENT MINING CONSULTANTS

                                          By: Michael G. Hester
                                              -----------------------------

                                          Name: MICHAEL G. HESTER
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                                          Title: VICE PRESIDENT
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                                          Date: JANUARY 6, 1997
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